AMENDMENT TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999)

This Amendment (this "Amendment") to the Amended and Restated Collateral Agency Agreement (1999) is dated as of August 21, 2002 and is by and among A-Mark Precious Metals, Inc., a New York corporation formerly known as Spiral Cycle Corporation (the "Company"), and Fortis Capital Corp. ("FCC") as Assignee of MeesPierson N.V., KBC Bank N.V. ("KBC"), RZB Finance LLC ("RZB"), Brown Brothers Harriman & Co. ("Brown Brothers"; in its capacity as agent for itself as a Lender (as defined below) and all other Lenders, the "Agent"), and Natexis Banques Populaires, New York Branch ("Natexis"). FCC, KBC, RZB and Brown Brothers are hereinafter sometimes referred to as the "Existing Lenders."

WHEREAS, the Company, FCC, KBC, RZB and Brown Brothers executed and delivered that certain Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the "Collateral Agency Agreement");

WHEREAS, Natexis seeks to extend certain financial accommodations to the Company and

WHEREAS, in accordance with Article X(F) of the Collateral Agency Agreement, Natexis seeks to become a party to the Collateral Agency Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.	Definitions. Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Collateral Agency Agreement.

2.
Natexis as Lender. In accordance with Article X(F) of the Collateral Agency Agreement, Natexis hereby agrees to be bound by all of the terms and conditions of the Collateral Agency Agreement and the Existing Lenders agree that Natexis shall be considered a Lender under the Collateral Agency Agreement, entitled to all of the benefits thereof and subject to all obligations thereunder.

3.
Miscellaneous. This Amendment may not he amended or modified, except by a writing signed by all of the parties hereto. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer, all as of the day and date first written above.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK SIGNATURE PAGE TO FOLLOW]

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

RZB FINANCE LLC, as Lender

By:	By:
Name:	Name:
Title:	Title:

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as Lender

By:	By:
Name:	Name:
Title:	Title:

RZB FINANCE LLC, as Lender

By:	By:
Name:	Name:
Title:	Title:

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as Lender

By:	By:
Name:	Name:
Title:	Title:

Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________

Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________

Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________

EXECUTION COPY

A-MARK PRECIOUS METALS, INC.

SECOND AMENDMENT DATED AS OF NOVEMBER 10, 2003 TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999),
AMENDED AND RESTATED INTERCREDITOR AGREEMENT(1999),
AMENDED AND RESTATED GENERAL SECURITY AGREEMENT (1999)
AND GENERAL SECURITY AGREEMENT OF GUARANTORS (1999)
EACH DATED AS OF NOVEMBER 30,1999,
AND EACH AS AMENDED

THIS SECOND AMENDMENT is dated as of November 30, 2003 by and among FORTIS CAPITAL CORP., as assignee of MeesPierson, N.V.,RZB FINANCE LLC, NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH and BROWN BROTHERS HARRIMAN & CO. ("BBH"), (each individually a "Lender" and, collectively the "Lenders") and BBH in its capacity as agent for itself as a Lender and all other Lenders (the "Agent"), A-MARK PRECIOUS METALS, INC., a New York corporation (the "Company"), A-MARK HOLDING, INC., and THE A-MARK CORPORATION (collectively the "Guarantors").

RECITALS

A. The Company, the Guarantors, the Lenders and the Agent are parties to one or more of the: (i) Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the "Agreement"); (ii) Amended and Restated Intercreditor Agreement (1999) dated as of November 30, 1999 (the "Intercreditor Agreement"); (iii) Amended and Restated General Security Agreement (1999) dated as of November 30, 1999 (the "Security Agreement"); and (iv) General Security Agreement of Guarantor (1999) (the "Guarantor Security Agreement"), as each has been amended by an amendment dated as of August 2-t1,. , 200f .. The capitalized terms used in this Second Amendment shall have the meaning given each such term in the Agreement unless otherwise defined herein.

B. The Company, the Guarantors, the Lenders and the Agent, desire to amend the Agreement, the Facility Documents and the Exhibits and the Schedules annexed to the Agreement to: (i) revise the method of calculating Collateral Value and (ii) require the execution and delivery to the Agent of agreements to conform to the provisions of the Uniform Commercial Code as now in effect in the State of New York (the "Revised UCC"), on the terms and conditions provided for herein.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. AMENDMENTS TO THE AGREEMENT.

The Agreement is hereby amended as follows:

(A) Section I "Definitions" is hereby amended to add in alphabetical order or modify or delete the following terms:

"Consignee Letter of Credit" shall mean a letter of credit in the form of Exhibit 7 hereto, issued by or confirmed by a bank located in the United States which has a debt rating of BBB or better by the Standard & Poors rating agency.

"Assigned Consignee Letter of Credit" shall mean a Consignee Letter of Credit meeting the following requirement: the proceeds of such letter of credit has been assigned by the Company to the Agent on behalf of the Lenders, pursuant to an executed Letter of Credit Rights Assignment and Control Agreement.

"Advised Consignee Letter of Credit" shall mean a Consignee Letter of Credit which designates BBH as the sole advising bank and such letter of credit and all necessary signed, but undated, drawing documents have been delivered to the Agent under an assignment agreement in form acceptable to the Agent.

"Consigned Material" shall mean Precious Metals that are included in the Collateral Report, are held under a Consignment Agreement by a Consignee, and also meet the following requirements: (i) the term of the consignment does not exceed one (1) year from the date of delivery to the Consignee or may be terminated at any time for any reason by the Company upon not more than thirty (30) days prior notice; and (ii) there is in effect an Advised Consignee Letter of Credit or an Assigned Consignee Letter of Credit or Consignment Cash Collateral each in an amount equal to or greater than 110% of the aggregate Market Value of such Precious Metals.

"Foreign Material" shall mean (i) Assigned Material held at an Approved Depository located outside of the United States; or (ii) Confirmed Material held at a Foreign Approved Depository.

"Approved Depositories" shall mean (i) any of the depositories or vault facilities listed in Exhibit 1 annexed to the Agreement, which list may be amended from time to time with the prior written approval of the Lenders and (ii) the Foreign Approved Depositories.

"Foreign Approved Depositories" shall mean HSBC Bank USA, London Branch and MKS Finance S.A., Geneva, Switzerland, provided at no time shall the aggregate Market Value of the Precious Metal held by both of them exceed US$3,000,000 and US$3,000,000 in the case of HSBC BANK USA, individually, and US$1,000,000 in the case of MKS Finance S.A., individually. The Company may with the prior written approval of each Lender add or remove Foreign Approved Depositories, without further amendment of this Agreement, on such terms and conditions as the Lenders shall determine are appropriate.

"Consignment Cash Collateral" shall mean an account established by the Company with the Agent, in which there is deposited cash or money-market instruments issued by an United States entity which has a debt rating of AA or better by the Standard & Poor's rating agency or as otherwise approved in writing by each of the Lenders, which shall be subject to a first and prior security interest in and lien in favor of the Agent.

"Deposit Account Control Agreement" shall mean an agreement in the form annexed hereto as Annex A or such other form as shall be acceptable to the Agent and the Lenders.

"Guarantor Security Agreement" shall mean the General Security Agreement of Guarantors (1999) dated as of November 30, 1999, as amended from time to time, in the form of Annex E hereto.

"Letter of Credit Rights Assignment and Control Agreement" shall mean an agreement in the form annexed hereto as Annex Dor such other form acceptable to the Agent and the Lenders.

"Commodity Account Control Agreement" shall mean an agreement in the form annexed hereto as Annex B hereto or such other form acceptable to the Agent and the Lenders.

"Cash Collateral Agreement" shall mean an agreement in the form annexed hereto as Annex F or such other form acceptable to the Agent and the Lenders.

(B) The term "Facility Documents" shall include (i) the Security Agreement, as supplemented by Section 2 o~~his S~cond Amendment, (ii) the Guarantor Security Agreement, as Supplemented by Section 3 of this Second Amendment, and (iii) each Deposit Account Control Agreement, Cash Collateral Agreement, Commodity Account Control Agreement and Letter of Credit Rights Assignment and Control Agreement, now or hereafter executed and delivered pursuant to this Agreement, as amended from time to time.

(C) Section II(C)(2) (Other Components of Collateral Value) is hereby amended by deleting clauses (d) and (g) thereof and by adding the following additional components of Collateral Value thereto:
"(g) 95% of the aggregate Market Value of Consigned Material in the event the obligation of the Consignee thereof is secured by -, Consignment Cash Collateral held by BBH (pursuant to a Cash Collateral Agreement) in each instance in an amount equal to or greater than 110% of the aggregate Market Value of such Consigned Material;

(h) 90% of the aggregate Market Value of Consigned Material, covered by an Assigned Consignee Letter of Credit, in an amount greater or equal to 110% of the Market Value thereof, except in the event that the applicable Consignee Letter of Credit is issued by a bank with a Standard & Poors debt rating of AA or better, then
95%;

(i) 85% of the aggregate Market Value of Consigned Material covered by an Advised Consignee Letter of Credit, in an amount greater or equal to 110% of the Market Value thereof, except in the event the issuing bank of such Consignee Letter of Credit has a Standard & Poors debt rating of AA or better, then 90%; and

(j) 80% of Foreign Material.

(D) Section IV(F) (Additional Reporting and other Requirements) is hereby deleted in its entirety and shall read as follows:

"(F) The Company shall provide to the Agent (i) complete copies of all insurance policies relating to accounts receivable (if applicable), Precious Metals or other inventory owned by the Company, (2) a certificate of insurance naming. the Agent, on behalf of the Lenders, as loss payee withrespect to such insurance policies as to which the Company is a direct beneficiary and (3) a certificate of insurance naming the Agent on behalf of the Lenders as an additional insured (without liability for insurance premiums) with respect to all other insurance policies. "

(E) The Collateral Report annexed as Exhibit 2 to the Agreement shall 'be . replaced by Annex C to this Second Amendment and be designated as Exhibit 2 to the Agreement.

(F) Exhibit 4 to the Agreement shall be replaced by Annex B (Commodity Account Control Agreement) to this Second Amendment and be designated as Exhibit 4 to the Agreement.

(G) Exhibit 5 to the Agreement shall be replaced by Annex A (Deposit Account Control Agreement) to this Second Amendment and be designated as Exhibit 5 to the Agreement.

(H) Exhib~t 7 to the Agreement shall be replaced by Annex G (Letter of Credit) to this Second Amendment and be designated as Exhibit 7 to the Agreement. (I) Exhibit 6 to the Agreement shall be replaced by the form of Letter of Credit Rights Assignment and Control Agreement in the form of Annex D hereto and be designated as Exhibit 6 to the Agreement.

(J) Each Approved Broker (whether now or hereafter so designated) shall execute and deliver a Commodity Account Control Agreement in the form of Annex B hereto.

(K) Section IV of the Agreement is amended by adding thereto a new paragraph (J), which shall read as follows:

"(J) The Company shall promptly notify the Agent and each Lender of any change in ownership or control of each Approved Depository or any other depository at which, from time to time, any Confirmed Material and/or Assigned Material is located (a "Change in Ownership"). Until such time as the Agent and each Lender has approved such Change in Ownership, in writing, on such terms and conditions as each shall approve, then the Confirmed Material and/or Assigned Material located at any such Approved Depository, shall be deemed ineligible for the purposes of Section II of this Agreement (Collateral Value)."

(L) Each issuer of an Assigned Consignee Letter of Credit (whether now or hereafter issued) shall execute and deliver a Letter of Credit Rights Control Agreement.

(M) The definition "Insured Consignments" is hereby deleted as well as .any reference therein in Section II(C)(2)(g).

(N) The term "this Agreement" as used.in the Amended and Restated Collateral Agency Agreement (1999) shall include all of the revisions provided for in this Second Amendment.

SECTION 2. SUPPLEMENT TO THE SECURITY AGREEMENT.

In order to induce the Lenders to enter into this Second Amendment and in order to effectuate the terms hereof, the Company simultaneously herewith has executed and delivered to the Agent on behalf of the Lenders a Supplement to the Security Agreement, granting to the Agent a security interest in all of its existing and hereafter created Security, co-extensive with that provided' for in the Revised UCC.

SECTION 3. SUPPLEMENT TO THE GUARANTOR SECURITY AGREEMENT.

In order to induce the Lenders to enter into this Second Amendment and in order to effectuate the terms hereof, each Guarantor simultaneously herewith has executed and delivered to the Agent on behalf of the Lenders a Supplement to the Guarantor Security Agreement, granting to the Agent a security interest in all of its existing and hereafter created Security co-extensive with that provided for in the Revised UCC.

SECTION 4. VCC FINANCING STATEMENTS.

The Company and each Guarantor hereby authorizes the Agent on behalf of the Lenders to file one or more financing statements in the states of California and New York to conform with the grant of the security interest in the Security of each of them as modified pursuant to Sections 2 and 3 of this Second Amendment.

SECTION 5. AMENDMENTS TO FACILITY DOCUMENTS.

Each reference in any Facility Document and the Intercreditor Agreement to the Collateral Agency Agreement, General Security Agreement, General Security Agreement of Guarantors or words or terms of a similar meaning and the Exhibits relating thereto shall be deemed to incorporate the revisions provided for in this Second Amendment and the Supplements provided for in Sections 2 and 3 hereof. All references to the Uniform Commercial Code shall be deemed a reference to the Revised VCC as in effect from time to time.

SECTION 6. EFFECTIVE DATE.

The revisions contained in Section I(c) of this Second Amendment with respect to the components of the Collateral Value under the Agreement shall become effective upon the execution and delivery by the parties hereto of this Second Amendment and the execution and/or delivery by the Company and the Guarantors of the documents provided for in Sections 2 and 3 of this Second Amendment and the filing of the documents provided for in Section 4 of this Second Amendment.

SECTION 7. MISCELLANEOUS.

(a) The Company and each Guarantor hereby represent and warrant that there exists no default under the Agreement or any Facility Document and the representations and warranties made by each of them therein are materially true and correct as of the date hereof.

(b) In order to induce the Lenders and the Agent to enter into this Second Amendment, the Company agrees not to enter into any Letter of Credit Rights Assignment and Control Agreement with any other person, firm or entity (other than the Agent), with respect to any Consignee Letter of Credit or Advised Consignee Letter of Credit.

(c) Except as expressly modified by this Second Amendment, the Agreement and each Facility Document is, and shall remain, in full force and effect in accordance with its respective terms. Nothing herein shall be deemed to be a waiver by the Lenders or the Agent of any default by the Company or any Guarantor or to be a waiver or modification by the Lenders or the Agent of any provision of the Agreement or any Facility Document except for the amendments expressly set forth in this Second Amendment.

(d) This Second Amendment may be executed in any number of separate counterparts,

each of which shall, be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(e) This Second Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

(f) The Company and each Guarantor hereby acknowledge and agree that the Agreement and the Facility Documents as each are amended by this Second Amendment are each valid, binding and enforceable in accordance with their respective terms and. provisions, and there are no counterclaims, defenses or offsets which may be asserted with respect thereto, or which may in any manner affect the collection or collectibility of any of the Outstanding Credits or any of the principal, interest and other sums evidenced and secured thereby, nor is there any basis whatsoever for any such counterclaim; defense or offset.

(g) The Company agrees to payor reimburse the Agent for all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Second Amendment and the documents herein contemplated, including, without limitation, the disbursements and fees of counsel to the Agent.

(h) This Second Amendment shall not be modified or amended except by a written instrument signed by all of the parties and shall be binding on the respective successors and assigns of the parties.

(i) Section X.(B) of the Agreement is hereby amended to provide that KBC Bank N.V. is deleted as a Lender, and that notices to the Agent and/or the Lenders shall be addressed and/or transmitted as follows:

If to the Agent
(and as a Lender):	Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Phone # 212-483-1818
Fax # 212-493-8998

If to any other
Lender:	Fortis Capital Corp.
Three Stamford Plaza
301 Tresser Blvd.
Stamford, CT 06901
Phone # 203-705-5772
Fax # 203-705-5924

Natexis Banques Populaires,
New York Branch
1251 Avenue of the Americas, 34th floor
New York, NY 10020
Phone # 212-872-5133
Fax # 212-354-9095

RZB Finance LLC
1133 Avenue of the Americas
New York, NY 10036
Phone # 212-845-4114
Fax # 212-944-6389

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

A-MARK HOLDING, INC.

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

THE A-MARK CORPORATION

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

FORTIS CAPITAL CORP., as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

A-MARK HOLDING, INC.

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

FORTIS CAPITAL CORP., as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

RZB FINANCE LLC, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.
as Lender and Agent

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

RZB FINANCE LLC, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.
as Lender and Agent

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

RZB FINANCE LLC, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.
as Lender and Agent

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

ANNEXES

ANNEX A	-	Deposit Account Control Agreement

ANNEX B	-	Commodity Account Control Agreement

ANNEX C	-	Collateral Report

ANNEX D	-	Letter of Credit Rights Assignment and Control Agreement

ANNEX E	-	General Security Agreement of Guarantors (1999)

ANNEX F	-	Cash Collateral Agreement

ANNEX G	-	Letter of Credit

[LETTERHEAD OF A-MARK PRECIOUS METALS, INC.]

ANNEX A

EXHIBIT 5

______________, 2003

[depositary bank]

Attention:

Re: Deposit Account Control Agreement

Ladies and Gentlemen:

In connection with financing arrangements between ourselves and Brown Brothers Harriman & Co., as Agent (the "Agent"), for itself and certain other Lenders ("Lender"), which is joining with us in signing this letter below, we are asking you to enter into this agreement concerning our account no.__________(collectively, with all renewals, rollovers, replacements and substitute accounts, the "Deposit Account") maintained with you.

Agent's Security Interest in Deposit Account. In order to secure our obligations to Lender pursuant to collateral security arrangements between Agent and us, we have assigned to Agent and granted to Agent a security interest in and lien upon the Deposit Account, any cash balances from time to time credited to the Deposit Account/and any and all proceeds thereof, whether now or hereafter existing or arising (collectively; the "Deposit Account Collateral '').

Debtor's Dealing with Deposit Account. Until you have received instructions from Agent to the contrary, we shall be entitled to present items drawn on arid otherwise to withdraw or direct the disposition of funds from the Deposit Account; provided, however, that you and we agree with Agent that (a) we may not, and you will not permit us to, without Agent's prior written consent, (i) withdraw any sums from the Deposit Account if the credit balance of the Deposit Account remaining after such withdrawal would be less than $______________, or (ii) close the Deposit Account.

Agent's Right to Give Exclusive Instructions as to Deposit Account. Notwithstanding the foregoing or any separate agreement that we may have with Agent, Agent shall be entitled, for purposes of this Agreement, at any time to give you instructions as to the withdrawal or disposition of any funds from time to time credited to the Deposit Account, or as to any other matters relating to the Deposit Account or any of the Deposit Account Collateral, without our further consent. You hereby agree to comply with any such instructions without any further consent from us. Such instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. You shall be fully entitled to rely upon such instructions from Agent even if such instructions are contrary to any instructions or demands that we may give to you.

Debtor's Exculpation and Indemnification of Depositary Bank. We confirm that you should follow instructions from Agent even if the result of following such instructions from Agent is that you dishonor items presented for payment from the Deposit Account. We further confirm that you shall have no liability to us for wrongful dishonor of such items in following such instructions from Agent. You shall have no duty to inquire or determine whether our obligations to Lender or Agent are in default or whether Agent is entitled, under any separate agreement between us and Agent, to give any such instructions. We further agree to be responsible for your customary charges and to indemnify you from and to hold you harmless against any loss, cost or expense that you may sustain or incur in acting upon instructions from Agent which you believe in good faith to be instructions from Agent.

Depositary Bank's Resource to Deposit Account. Unless you have obtained Agent's prior written consent, you agree not to exercise any right of recoupment or set off, or to assert any security interest or other lien, that you may at any time have against \ or in any of the Deposit Account Collateral, except for your customary charges and for reimbursement for the reversal of any provisional credits granted by you to the Deposit Account, to the extent, in each case, that we have not separately paid or reimbursed you therefor.

Representations, Warranties and Covenants of Depositary Bank. Yourepresent and warrant to Agent that the account agreement between you and us relating to the establishment and general operation of the Deposit Account provides, whether specifically or generally, that the laws of the state in which your main office is located govern secured transactions relating to the Deposit Account. You covenant with Agent that you will not, without Agent's prior written consent, amend that account agreement so that secured transactions relating to the Deposit Account are governed by the law of another jurisdiction. In addition, you represent and warrant to Agent that you have not entered into any agreement with any other person by which you are obligated to comply with instructions from such other person as to the disposition of funds from the Deposit Account Collateral. You further represent and warrant to Agent that you maintain no deposit accounts for us other than the Deposit Account and the accounts listed on Schedule A annexed hereto. You agree not to establish any other account for us without Lender's written consent. This Agreement may not be terminated without the prior written consent of Lender and shall be binding on the successors and assigns of the parties hereto.

Deposit Account Statements. You agree to send to Agent at its address indicated below, copies of all customary deposit account statements and other information relating to the Deposit Account that you send to us at the same time as you send such statements and information to us.

Governing Law. This Agreement shall control over any conflicting agreement between you and us. This agreement shall be governed by the internal laws of the State of New York.

If you agree to and accept the foregoing, please so indicate by executing and returning to us the enclosed duplicate of this letter.

Very truly yours,

A-MARK PRECIOUS METALS, INC.

By:_______________
Name:_____________
Title:______________

APPROVED:

BROWN BROTHERS HARRIMAN & CO.,
as Lender and Agent

By:__________________
Name:________________
Title:_________________

Address:    140 Broadway
New York, New York 10005
Attention:    Senior Credit Office

ACCEPTED and AGREED as of
the date set forth above:

[depository bank]

By:__________________
Name:________________
Title:_________________

SCHEDULE OF ACCOUNTS

Name of Account	Account Number

ANNEX B

(NEW)

COMMODITY ACCOUNT CONTROL AGREEMENT

Commodity Account Control Agreement, dated as of _________, 2003 (the "Agreement"), by and among A-Mark Precious Metals, Inc. ("Customer"), Brown Brothers Harriman & co., as agent ("Agent"), and _____________________ ("Broker")

WHEREAS, Customer has granted a security interest to Agent in (i) the commodity accounts, account number(s)________________________now or hereafter maintained by Broker for Customer, which are now or hereafter credited with or otherwise hold futures contracts, options on futures contracts, and commodity options executed by Customer and initial or variation margin provided by Customer, or other property received by Customer, in respect of such transactions, including cash' and (ii) any other account maintained by Broker for Customer in connection with the above referenced commodity accounts, which is credited with or otherwise holds initial or variation margin provided by Customer, or other property received by Customer, in respect of such transactions (the accounts referred to in clauses (i) and (ii), collectively, the "Commodity Account"); .

WHEREAS, Customer, Agent and Broker are entering into this Agreement in order to perfect Agent's security interest in the Commodity Account and provide additional rights to Agent;

NOW THEREFORE, in consideration of the promises and agreements of the parties which are set forth herein, the parties hereto agree as follows:

1. Broker's Representations. Broker represents and warrants to Agent that:'

(a) Broker is a duly registered futures commission merchant pursuant to the U.S. Commodity Exchange Act, as amended (the ''CEA''), and the rules and regulations issued thereunder.

(b) Broker has established and maintains the Commodity Account for
Customer.

(c) Broker does not know of any lien, claim or security interest in or against the Commodity Account, except for liens, claims, or security interests in favor of one or more parties to this Agreement.

(d) All of the account documentation concerning the Commodity Account is governed by the laws of the State of ____________and the Agent has been delivered a complete copy thereof (the "Account Document").

(e) Broker has not established and does not maintain any account (other than the Commodity Account as defined above) for Customer which is credited with or otherwise holds property; including, without limitation, initial or variation margin provided by Customer in respect of futures contracts, options on futures contracts, or commodity options executed by Customer in or for the Commodity Account.

2. Customer's Rights and Actions; Control Nice. Broker may comply with all entitlement orders, directions and instructions (collectively, "Orders") issued by Customer concerning the Commodity Account; provided that, if Broker receives notice from Agent that Agent is exercising exclusive control over the Commodity Account, in the form of Exhibit A annexed hereto (a "Control Notice"), then (i) Broker shall cease complying with Orders issued by Customer concerning the Commodity Account and will use reasonable efforts to cancel any open Orders entered by Customer but not yet executed and (ii) Broker shall not distribute any property in the Commodity Account to the Customer. In the event of any conflict between a Control Notice or an Order issued by Agent, on the one hand, and an Order issued by Customer, on the other hand, the Control Notice or Order issued by Agent shall prevail.

3. Control of Agent. Upon the delivery of a Control Notice by Agent to Broker, Broker shall comply with all Orders Broker receives from Agent concerning the Commodity Account, including, without limitation, Orders from Agent. to transfer, liquidate, or redeem property credited to or otherwise held in the Commodity Account or to apply any value distributed or available on account of such property as directed by Agent, without notice to or further consent or approval of Customer. Nothing in this Section 3 shall require Broker to take any action that violates the CEA or any rules or regulations issued thereunder. .

4. Lien and Obligations of Broker.

(a) With respect to obligations of Customer owing to Broker in connection with the purchase of property held in the Commodity Account and the Broker's commission and fees provided for in the Account Document (collectively, the "Customer Commodity Obligations"), Agent acknowledges the priority of Broker's lien and security interest in the Commodity Account. To the fullest extent permitted by the CEA, and the rules and regulations issued thereunder, the Broker (i) subordinates its lien and security interest in the Commodity Account to the extent that the same now or hereafter secures obligations of Customer (other than Customer Commodity Obligations) or any third party to Broker, and (ii) waives any rights of offset or recoupment with respect thereto.

(b) Broker has not entered, and shall not enter, into any other control agreement, any bailee letter or any similar arrangement concerning the Commodity Account whereby it (i) agrees to follow Orders issued by a person or entity not a party to this Agreement or (ii) acknowledges a security interest, lien, or claim of any person or entity other than the Broker or Agent. Broker will exercise its reasonable efforts to notify Agent if any person or entity (other than a party to this Agreement) asserts any interest in or claim against the Commodity Account.

(c) Broker has not entered, and will not enter, into any agreement purporting to limit or condition its obligations to comply with Orders, as set forth in Sections 2 and 3 above.

(d) To the extent not inconsistent with the CEA, all property credited to or otherwise held in the Commodity Account is intended to be "financial assets" for purposes of Articles 8 and 9 of the Uniform Commercial Code (the "UCC").

(e) Customer and Broker shall not amend the Account Document without the Agent's prior written/consent except for changes in the commission and fees of the Broker.

5. Limitation of Liability and Indemnity.

(a) Broker shall not be liable to Customer for complying with any Order or Control Notice issued by Agent, concerning the Commodity Account, regardless of any notice or claim by Customer that Agent's Orders, Control Notice, or other actions are harmful to it or are in violation of any law or agreement to which Agent is subject; provided that Broker may be liable for such compliance if it is in violation of an injunction, restraining order, or other legal process expressly enjoining it from such compliance, which is issued by a court of competent jurisdiction, if Broker has had reasonable time to act on such injunction, restraining order, or other legal process.

(b) Prior to its receipt of a Control Notice issued by Agent, Broker shall not be liable to Agent for complying with any Order issued by Customer concerning the Commodity Account; provided that Broker may be liable for such compliance if it is in violation of a Control Notice or a contrary Order issued by Agent, if Broker has had reasonable time to act on such Order from Agent.

(c) Customer hereby agrees to indemnify Broker, its affiliates, and their employees, officers, directors, and agents against any losses, damages, claims, liabilities, and expenses (including reasonable attorneys' fees and disbursements) arising out of or relating to this Agreement, except to the extent that the same are caused by Broker's gross negligence or willful misconduct.

(d) The provisions of this Section 5 shall survive termination of this
Agreement.

6. Books and Records. Broker shall include this Agreement in its official books and records and shall mark its book and records to reflect the lien and security interest of Agent described herein. Broker shall also send Agent and Customer copies of all statements and confirmations produced by or on behalf of Broker that relate to the Commodity Account; as and when such are sent to Customer or as required by the Account Document or the CEA.

7. Termination. This Agreement shall terminate upon written notice from
Agent to Broker that Agent's security interest in the Commodity Account has terminated. Broker may terminate this Agreement upon sixty (60) days prior written notice to Agent and Customer. In the event the Broker terminates this Agreement, then Broker shall follow instructions provided by Agent as to the selection of a replacement broker and/or the disposition of the property held in the Commodity Account. .

8. Notices. Any notice or other communication concerning this Agreement may be sent to the relevant party's address or telecopier number set forth below or such other address as a party may hereafter specify by notice to the other parties hereto. Any such notice or other communication shall be sent by overnight courier or by telecopier and shall be effective upon receipt.

If to Customer:	A-Mark Precious Metals, Inc.
100 Wilshire Blvd., Third Floor
Santa Monica, CA 90401
Phone: ( ) _________
Fax: ( ) ___________
Attn: Chief Financial Officer

If to Customer:	Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
Phone: ( ) _________
Fax: ( ) ___________
Attn: Senior Credit Officer

If to Customer:

Phone: ( ) _________
Fax: ( ) ___________
Attn:

9. Miscellaneous.
(a) This Agreement and, notwithstanding anything to the contrary contained in the Account Document or in any other agreement relating to the Commodity Account, the Commodity Account and the Account Document shall each be governed by the law of the State of New York, without reference to choice' of law doctrine. Without limitation on the foregoing, New York shall be the "commodity intermediary's jurisdiction" with respect to the Commodity Account for the purpose of the DCC.

(b) This Agreement cannot be modified, amended, assigned, or transferred without the prior written consent of each of the parties hereto. Any attempted assignment or transfer of a party's rights or obligations under this Agreement in violation of the foregoing sentence shall be null and void. Broker and Customer shall not change the"law governing the Commodity Account without the prior written consent of Agent.

(c) This Agreement shall be binding upon, and inure to the benefit of, each party's successors, heirs, and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. This Agreement is the entire agreement of the parties concerning the subject matter addressed herein, and it shall supersede any prior agreements and contemporaneous oral agreements concerning the same subject matter. In the event of any conflict between the terms or provisions of this Agreement and the terms or provisions of any documentation, now or hereafter existing, between Broker and Customer concerning the Commodity Account, the terms and provisions. of this Agreement shall prevail.

(d) This Agreement does not create any obligations on the part of Broker other than those expressly set forth herein. Broker may rely on any notices or other communications it believes in good faith to have been given by or on behalf of a party to this Agreement.

(e) Each party to this Agreement consents to the non-exclusive jurisdiction of the federal and state courts located in the County, City and State of New York and waive trial by jury in any proceeding relating to this Agreement. Each party waives any claim or right to recover special or punitive damages against another party except for such party's willful misconduct or gross negligence.

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed and delivered as of the day and year first above written.

A-MARK PRECIOUS METALS,
as Customer
By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.,
as Agent
By:_____________________
Name:___________________
Title____________________

[NAME OF BROKER]
as Broker
By:_____________________
Name:___________________
Title____________________

EXHIBIT A

[LETTERHEAD OF BROWN BROTHER HARRIMAN & CO.]

[DATE]

[Name and Address of Custodian]

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Commodity Account Control Agreement, dated as of _______,_200_ among A-Mark Precious Metals, Inc. (the "Customer"), you.. as Broker, and the undersigned in its capacity as agent for itself and other lenders, (the "Agreement"), we hereby give you notice of -our exclusive control over Commodity Account number(s)_____________and any replacement or substitute. Commodity Account with respect thereto (the "Commodity Account") and all property held therein. You are hereby instructed not to accept any direction, instructions or Orders with respect to the Commodity Account, from the Customer or any other person or entity other than the undersigned, as Agent.

All capitalized terms used in this Notice of Exclusive Control shall have the meanings given such terms in the Agreement. This Notice of Exclusive Control shall be effective upon your receipt hereof.

Very truly yours,

BROWN BROTHERS HARRIMAN & CO., as Agent

By:__________________
Name:________________
Title:________________

cc:    A-Mark Precious Metals, Inc.

ANNEX C

EXHIBIT 2

COLLATERAL REPORT

[TO BE PROVIDED BY BBH]

FAXED AND MAILED ON	A-MARK WEEKLY COLLATERAL REPORT
3RD BUSINESS DAY EACH WEEK		Prepared By:
	(AS OF CLOSE OF BUSINESS_______)	Reviewed By:

HIGHLIGHTS			Actual as of	In
	Description	Requirement	XX/XX/XXXX	Compliance
1.	Collateral Excess	No Deficit		Yes
2.	Assigned Inventory as	Minimum 60%		Yes
a % of Total Inventory
3.	On-site Material	Maximum $2.5MM		Yes

Report Due By June 4, 2003

		A	B	C	D
		Support	Metal/Market Value	Advance Rate	Collateral Value
I	ASSIGNED COLLATERAL
	Possessory collateral controlled by Banks
	A. Assigned Inventory	Schedule A
	i. With Assigned Hedge (50% to <70% at 90%; 70% or > at 95%		$—	#REF!	#REF!
	ii. with Unassigned Hedge (60% to <70% at 85%; 70% or > at 90%		—	#REF!	#REF!
	B. Assigned Consignments (110% L/C)	Schedule D
	i. WIth AA Bank or Better (95%)		—	95%	—
	ii. With BBB to A Bank (90%)		—	95%	—
	iii. With BBB to A Bank (90%)		—	90%	—
	C. Assigned Bank Accounts	Schedule B	—	100%	—
	D. Advised Consignements	Schedule D
	i. With AA Bank or Better (90%)		—	90%	—
	ii. With BBB to A Bank (85%)		—	85%	—
	TOTAL ASSIGNED COLLATERAL		$—		$—

II	CONFIRMED COLLATERAL
	Collateral jointly controlled by A-Mark and bank; Banks receive third-party confirmation

	A. Confirmed Inventory	Schedule A	$—	85%	$—
	B. Confirmed Broker Equity (Equity or Deficit at 100%)	Schedule B	—	100%	—
	C. Confirmed Foreign Material (Max $3,000,000 of which $1,000,000 limit on MKS			80%
	TOTAL CONFIRMED COLLATERAL		$—		$—

III	PLEDGED COLLATERAL
	Collateral controlled by A-Mark

	A. On-Site Material (Max $2,500,000)	Schedule A	—	80%	—
	B. Forward Equity (Equity at 80%; deficit at 100%)	Schedule E	—	80%	—
	C. Trade Receivables (Outstanding less than 10 business days)		—	80%	—
	D. Supplier Advances (Outstanding less than 10 business days)			75%	—
	TOTAL PLEDGED COLLATERAL		—		—
IV	TOTAL COLLATERAL VALUE		—	N/A	#REF!
V	OTHER PERTINENT INFORMATION	VI COLLATERAL EXCESS (DEFICIT)
	A. Assigned inventory plus Assigned Consignments are required to be no less than 60% of Total Inventory plus Total Consignments (See Schedules A and D)	A. Total Bank Lines		$50,000,000
	*ASSIGNED INVENTORY PLUS ASSIGNED CONSIGNMENTS AS A % OF TOTAL INVENTORY PLUS TOTAL CONSIGNMENTS	B. Total Bank Loans & L/Cs (1) Brown Brothers Harriman & Co: (2) MeesPierson: (3) Banque Nationale De Paris: (4) Natexis Banques Populaires:
	#REF!	C. Total Bank Lines Available		$50,000,000
	ASSIGNED INVENTORY PLUS ASSIGNED CONSIGNMENTS AS A % OF TOTAL OUTSTANDINGS
	#DIV/0!	TOTAL COLLATERAL EXCESS			#REF!

A-Mark Precious Metals, Inc. represents to the Agent and Lenders that the information contained in this report is true and correct as of the date of this report.

Signed by __________________________________________________________ Date __________________________
Thor Gjerdrum, Chief Financial Officer

FOR INTERNAL USE ONLY BY A-MARK PRECIOUS METALS, INC.

CONSIGNMENT L/C's EXPIRING WITHIN THIRTY DAYS FROM DATE OF REPORT			TOTAL COLLATERAL EXCESS (DEFICIENCY)		#REF!
ADD:
		#REF!		Cash at Deposit at BBH	—
		#REF!		Cash at Bank of America	—
		#REF!		Cash at Bank of the West	—
		#REF!		Below BBB Grade and Unsecured Consignments	—
				Foreign/Other Depositories	—
##				Unconfirmed Inventory in Transit	—
				U.S. State Quarters (Face Value)	—
				Trade Receivables (Outstanding 10 business days or more)	—
FOR INFORMATION ONLY - As of the				Supplier Advances (Outstanding 10 business days or more)	—
week ended	XX/XX/XXXX	J.P. Morgan
usage was	#REF!	ozs, valued at		ADJUSTED COLLATERAL EXCESS	#REF!
#REF!

A-MARK WEEKLY COLLATERAL REPORT

METAL VALUE BY DEPOSITORY
(AS OF CLOSE OF BUSINESS 01/07/00)

SCHEDULE A	COMEX VALUE			NYMEX VALUE
	GOLD:			PLATINUM:
	SILVER:			PALLADIUM:
A	B	C	D	E	F	G	H	I
	OUNCES
INVENTORY CLASS/DEPOSITORY	GOLD	SILVER	PLATINUM	PALLADIUM	TOTAL METAL $ VALUE	% OF TOTAL ALL MATERIAL	$ METAL LIMIT (IN 000'S)	UNDER/(OVER) LIMIT (IN 000'S)
	(to the nearest whole number)
ASSIGNED
1 Brinks, Los Angeles	—	—	—	—	#REF!	#REF!	$25,000	#REF!
2 JM, Salt Lake, UT	—	—	—	#REF!	#REF!	#REF!	10,000	#REF!
3 In Transit IBI	—	—	#REF!	#REF!	#REF!	#REF!	2,000	#REF!
4 HSBC, NY	#REF!	—	#REF!	#REF!	#REF!	#REF!	5,000	#REF!

SUBTOTAL ASSIGNED	37,549	419,842	2,182	—	#REF!	#REF!	$42,000	#REF!
ASSIGNED FUTURES OR	—	—	—	—
FORWARD HEDGES	73,549	—	2,182	—	#REF!	#REF!
UNASSIGNED FORWARD HEDGES	—	419,842	—	—	#REF!	#REF!	$42,000	#REF!
CONFIRMED
1 LAFC, Los Angeles	—	—	—	—	#REF!	#REF!	$5,000	#REF!
2 Brinks (repo), Los Angeles	—	—	#REF!	#REF!	#REF!	#REF!	12,000	#REF!
3 Brinks, Houston	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	5,000	#REF!
4 In Transit Brinks	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	15,000	#REF!
6 Carr Futures, New York	#REF!	—	#REF!	#REF!	#REF!	#REF!	5,000	#REF!
7 Loomis Fargo Spokane	#REF!	—	#REF!	#REF!	#REF!	#REF!	1,000	#REF!
8 Brinks, San Diego	—	#REF!	#REF!	—
TOTAL	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	$43,000	#REF!
FOREIGN CONFIRMED
1 HSBC London
2 MKS Geneva (Max $1,000,000)
TOTAL (Max $3,000,000)					#REF!	#REF!
ON-SITE
1 PMI/Vault	—	—	—	#REF!	#REF!	#REF!	$1,500	#REF!
2 PMI/Handling	—	#REF!	#REF!	#REF!	#REF!	#REF!	2,000	#REF!

TOTAL	—	#REF!	#REF!	#REF!	#REF!	#REF!	$3,500	#REF!
TOTAL ALL INVENTORY	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	$88,500	#REF!

DEPOSITORY CONFIRMATION RECONCILIATION:

(A)	Johnson Matthey, Salt Lake City, confirmation will show .001 ozs. more gold than reported above. This represents the cumulative difference in lot settlements credited to A-Mark's account by J.M.

(B)	Johnson Matthey, Salt Lake City, confirmation will show .008 ozs. more silver than reported above. This represents the cumulative difference in lot settlements credited to A-Mark's account by J.M.

SCHEDULE B - CASH & EQUITY		SCHEDULE C - SUMMARY OF OUNCES
(Ounces to the nearest whole number)
		A	B	C	D	E
CONSIGNEMENTS
ASSIGNED BANK ACCOUNTS			COLLATERAL	NOT APPROVED	OTHER	TOTAL
BBH		DESCRIPTION	OUNCES	NOT ON CAA	OUNCES	OUNCES
Bank of the West

TOTAL	$—	GOLD	—	—	—	—
		SILVER	—	—	—	—
		PLATINUM	#REF!	#REF!	#REF!	#REF!
CONFIRMED BROKER EQUITY		PALLADIUM	#REF!	#REF!	#REF!	#REF!
Carr
TOTAL

A-MARK WEEKLY COLLATERAL REPORT

CONSIGNMENTS AND OTHER ASSETS
(AS OF CLOSE OF BUSINESS XX/XX/XX)

SCHEDULE D	COMEX VALUE			NYMEX VALUE
	GOLD:	#REF!		PLATINUM:	#REF!
	SILVER:	#REF!		PALLADIUM:	#REF!
A	B	C	D	E	F	G
OUNCES
CONSIGNMENT CLASS/CONSIGNEE	MATURITY DATE OF L/C or POLICY	GOLD	SILVER	TOTAL METAL $ VALUE	L/C ISSUING BANK	S&P's DEBT RATING
(to the nearest whole number)
Cash (110% of consignment)
TOTAL		—	—	—
AA or Better Rating
(100% L/C)
TOTAL		—	—
BBB to A Rating
(110% L/C)		—		#REF!
		—		#REF!
		—		#REF!
TOTAL		#REF!	—	#REF!
Advised (AA or Better Rating)
(110% L/C)		#REF!		#REF!

TOTAL		#REF!	—	#REF!
Advised (BBB to A)
(110% L/C)

TOTAL		—	—	$—
TOTAL ALL CONSIGNMENTS		21,738	83,457	$6,635,143

SCHEDULE E - FORWARD EQUITY

					Contract	Contract
COUNTERPARTY					Acquisition	Current
	AU	AG	PT	PD	Value	Value	Equity
ASSIGNED					—	—	—
TOTAL UNASSIGNED	—	—	—	—	—	—	—
UNASSIGNED
1 Mitsui	—	—			—	$—	—
2 Morgan Stanley	—				—	$—	—
3 HSBC, New York	—		—		—	$—	—
TOTAL UNASSIGNED	—	—	—	—	$—	$—	$—